UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Competitive Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

July 28, 2014

Dear Stockholder:

You are cordially invited to attend an annual meeting of our stockholders on August 14, 2014, at 10:00 a.m. EDT, at OTC Markets Headquarters, New York, New York. Matters on which action will be taken at the meeting are explained in detail in the attached Notice and Proxy Statement.

Our Annual Report for the year ended December 31, 2013 on Form 10-K is available through our website at http://www.competitivetech.net under the heading “Investors.” Additionally, a form of proxy card and information on how to vote by mail, through the Internet, or by phone is included herein.

We sincerely hope that you will be able to attend the meeting in person and we look forward to seeing you. Whether or not you expect to be present at the meeting, please promptly vote as your vote is important. Instructions regarding the various methods of voting are contained on the proxy card, including voting by mail, through the Internet, or by phone. If you attend the annual meeting, you may revoke your proxy and vote your own shares.

I personally look forward to seeing you at the annual meeting and sharing with you the progress we have made during 2013 and our plans for 2014.

Sincerely,

Competitive Technologies, Inc.

/s/ Conrad Mir
Conrad Mir
President and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 14, 2014

To the stockholders of Competitive Technologies, Inc. (“CTI” or the “Company”),

You are cordially invited to attend an annual meeting of our stockholders on August 14, 2014, at 10:00 a.m. EDT, at OTC Markets Headquarters, New York, New York. Matters on which action will be taken at the meeting are explained in detail in the attached Notice and Proxy Statement.

At the annual meeting you will be asked to vote on the following matters:

•	Proposal 1: To elect our Board to hold office until our 2015 annual meeting of stockholders or until their respective successors have been duly elected and qualified;
•	Proposal 2: To ratify the appointment of Mayer Hoffman McCann, CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2014;
•	Proposal 3: To amend the Certificate of Incorporation to change the name of the Company from Competitive Technologies, Inc. to [new name].
•	Proposal 4: To amend the Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company’s Common Stock

To consider and act upon any other business as may properly come before the annual meeting or any adjournments thereof.

The Board recommends that you vote at the annual meeting “FOR” Proposals 1, 2, 3 and 4. These items of business are more fully described in the proxy statement that is attached to this Notice. The Board has fixed the close of business on July 7, 2014 as the “Record Date” for determining the stockholders that are entitled to notice of and to vote at the annual meeting and any adjournments thereof. A list of stockholders entitled to vote at the meeting will be available for examination for a period of ten days before the meeting in person at our corporate offices in Fairfield, Connecticut, and also at the meeting. Stockholders may examine the list for purposes related to the meeting.

It is important that your shares are represented and voted at the meeting. You can vote your shares by completing, signing, dating, and returning your completed proxy card or vote by mail, over the Internet, or by phone by following the instructions included in the proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

You may attend the annual meeting and vote in person even if you have previously voted by proxy in one of the ways listed above. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors

/s/ Conrad Mir
President and Chief Executive Officer

July 28, 2014

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

THE ANNUAL MEETING OF STOCKHOLDERS

General

The enclosed proxy is solicited on behalf of the Board of Directors of Competitive Technologies, Inc. for use at our annual meeting of stockholders to be held at OTC Markets Headquarters, New York, New York, on August 14, 2014 at 10:00 a.m. EDT. Voting materials, including this proxy statement, and the proxy card are being delivered to all or our stockholders on or about July 28, 2014.

Questions and Answers

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

What may I vote on at the annual meeting?

At the annual meeting, stockholders will consider and vote upon the following matters:

•	Proposal 1: To elect our Board;
•	Proposal 2: To ratify the appointment of Mayer Hoffman McCann, CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2014;
•	Proposal 3: To amend the Certificate of Incorporation to change the name of the Company from Competitive Technologies, Inc. to [new name].
•	Proposal 4: To amend the Certificate of Incorporation to affect a one-for-ten reverse stock split of the Company’s Common Stock.

To consider and act upon any other business as may properly come before the annual meeting or any adjournments thereof.

How does the Board recommend that I vote on the proposals?

The Board recommends a vote “FOR” the election of each of the nominees identified below to our Board, “FOR” the proposal ratifying the appointment of Mayer Hoffman McCann, CPAs, “FOR” the amendment to the Certification of Incorporation to change the name of the Company, and “FOR” the amendment to the Certificate of Incorporation to effect a one-for-ten reverse stock split of the Company’s Common Stock.

How do I vote?

You can vote either in person at the annual meeting or by proxy, by mail, by phone or over the Internet whether or not you attend the annual meeting. To obtain directions to attend the annual meeting, please call (203) 368-6044. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares and we are sending a Notice directly to you. As the stockholder of record, you have the right to vote in person at the annual meeting. If you choose to do so, you may vote at the annual meeting using the ballot provided at the meeting. Even if you plan to attend the annual meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting in person.

1

Most of our stockholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name and the Notice is being forwarded to you. As the beneficial owner, you are also invited to attend the annual meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the annual meeting in order to vote in person.

You can vote by proxy in three ways:

•	By mail – If you received your proxy materials by mail, you can vote by mail by using the enclosed proxy card;

•	By Internet – You can vote by Internet by following the instructions on the Notice to access the proxy materials or on your proxy card if you received your materials by mail; or

•	By phone – You can vote by phone by following the instructions on the Notice to access the proxy materials or on your proxy card if you received your materials by mail.

If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate.

The Internet and phone voting system for stockholders of record will close at 11:59 p.m. EDT on August 13, 2014. Please refer to the proxy card for details on all methods of voting.

What happens if I do not give specific voting instructions?

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters. If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. For example, Proposal 2 - ratification of the appointment of Mayer Hoffman McCann, CPAs as our independent registered public accounting firm is commonly considered as a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to Proposal 2. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 - the election of our Board. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

What is the quorum requirement for the annual meeting?

The Company’s bylaws provide that the holders of a majority of the stock issued and outstanding and entitled to vote generally in the election of directors, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. On July 7, 2014, the Record Date for determining which stockholders are entitled to vote, there were 24,237,357 shares of our common stock outstanding, 2,427 shares of Series A preferred stock, issued and outstanding, and 375 shares of Series C convertible preferred stock, issued and outstanding. Each share of common stock and Series A preferred stock entitles the holder to one vote on matters submitted to a vote of our stockholders. Each share of Series C preferred stock entitles the holder to 1,000 votes on matters submitted to a vote of our stockholders. A majority of our outstanding common shares as of the Record Date must be present at the annual meeting, in person or represented by proxy, in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the annual meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card or voted by phone or by using the Internet.

2

How can I change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may do this by signing a new proxy card with a later date, by voting on a later date by using the Internet (only your latest Internet proxy submitted prior to the annual meeting will be counted), or by attending the annual meeting and voting in person. However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the annual meeting or specifically request in writing that your prior proxy be revoked.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except:

•	As necessary to meet applicable legal requirements;
•	To allow for the tabulation of votes and certification of the vote; and
•	To facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card will be forwarded to our management.

Where can I find the voting results of the annual meeting?

The preliminary voting results will be announced at the annual meeting. The final voting results will be tallied by our Inspector of Elections and reported in a Current Report on Form 8-K which we will file with the SEC within four business days of the date of the annual meeting.

How can I obtain a separate set of voting materials?

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Competitive Technologies, Inc. stock account, we are delivering only one Notice to certain stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one Notice, you may write or call us to request to receive a separate Notice. Similarly, if you share an address with another stockholder and have received multiple copies of the Notice, you may write or call us at the address and phone number below to request delivery of a single copy of this Notice. For future annual and/or annual meetings, you may request separate Notices, or request that we send only one Notice to you if you are receiving multiple copies, by writing or calling us at:

3

Competitive Technologies, Inc.

1375 Kings Highway East, Suite 400

Fairfield, Connecticut 06824

Tel: (203) 368-6044

What is the voting requirement to approve the proposals?

The proposal to approve an amendment to the Company’s Articles of Incorporation to increase the amount of authorized shares of common stock will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. The proposal to approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. The proposal to ratify the appointment of Mayer Hoffman McCann, CPAs as our independent registered public accounting firm will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal.

The nominees for election to our Board are elected by a plurality of all votes cast by holders of our Common Stock which are issued and outstanding and which are issuable upon conversion of shares of our Preferred Stock, present at the annual meeting, in person or represented by proxy, and entitled to vote on the election of directors. A nominee who receives a plurality means that he has received more votes than any other nominee for the same director’s seat. Abstentions and broker non-votes will have no impact on the outcome of the vote on the election of directors.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to our shareholders with any of the proposals described above to be brought before the annual meeting of shareholders.

How can I obtain additional information about the Company?

We are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Competitive Technologies, Inc., that file electronically with the SEC. The SEC's website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC's regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

Who Can Help Answer Your Questions?

If you have any questions or need assistance in voting your shares, you may seek answers to your questions by writing, calling, or emailing us at:

4

Competitive Technologies, Inc.

Attention: Ian Rhodes, CFO

1375 Kings Highway East, Suite 400

Fairfield, Connecticut 06824

Tel: (203) 368-6044

Email: ctt@competitivetech.net

PROPOSAL 1: TO ELECT OUR BOARD TO HOLD OFFICE UNTIL OUR 2015 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

INFORMATION ABOUT DIRECTOR NOMINEES

At the annual meeting, four directors are to be elected. Each director is to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Set forth below are descriptions of the backgrounds of the director nominees of the Company, their principal occupations for the past five years, and the specific experience, qualifications and other attributes and skills that led the Board to determine that such persons should be re-elected to serve on the Board.

Peter Brennan, 59, has been a director of our company since June 2011. Peter Brennan, MBA, CFA is a New York based investor who has worked over 30 years in the investment management business as an analyst and portfolio manager. In 2004 Mr. Brennan founded Damel Investors LLC, a private partnership which invests in small technology companies. Since 2005 Mr. Brennan has been a director and a member of the audit committee of Sonomax Technologies Inc., a Montreal based hearing healthcare company. Mr. Brennan received his MBA from the University of Chicago in 1979 and his BA from Haverford College in 1977. He is a member and past Chairman of the Corporate Governance Committee of the New York Society of Security Analysts and received the 2001 Volunteer of the Year award from the NYSSA. Mr. Brennan was a member of the US Advocacy Committee of the CFA Institute and was a founding member of the Capital Markets Policy Council of the CFA Institute for Market Integrity, the global advocacy committee of the CFA Institute.

We believe Mr. Brennan’s qualifications to serve on our Board of Directors include expertise in working with small medical device companies as well as his experience in the investment community and as an investor in the pharmaceutical, medical device and health care industries.

Rustin R. Howard, 57, has been a director of our company since October 2007. Mr. Howard is the chairman of the Board of Directors Deep Gulf, Inc., which builds underwater pipelines and associated facilities in deep and ultra-deep offshore oil and gas production fields. Additionally, he is a principal of Whitesand Investments LLC, an “Angel investment” organization, and a co-owner and officer of Silver Bullet Technology. Silver Bullet Technology, where he has been primarily responsible for corporate and financial oversight as well as strategic planning, manufactures and sells software for the banking and payment processing industry. In 1990, he founded and served as CEO and Chairman of the Board of Directors of Phyton, Inc., a world leader in the use of proprietary plant cell fermentation technology, including the production of paclitaxel, the active ingredient of Bristol-Myers Squibb's (NYSE:BMY) multi-billion dollar anticancer drug, Taxol®. Phyton was sold to DFB Pharmaceuticals, Inc. in 2003. Previously, Mr. Howard served as president and CEO of BioWorks Inc., a biotechnology company he founded to develop, produce, and sell products that replace chemical pesticides. Mr. Howard earned his MBA from Cornell University's Johnson Graduate School of Management, where he focused his studies on entrepreneurship, and managing innovation and technology.

We believe Mr. Howard’s qualifications to serve on our Board of Directors include his expertise in biotechnology and product development as well as his experience in technology and high-growth business development.

5

Conrad Mir, age 45, has over twenty years of investment banking, financial structuring, and corporate reengineering experience. He has served in various executive management roles and on the Board of Directors of several companies in the biotechnology industry. Most recently, Mr. Mir was the chief financial officer of Pressure BioSciences, Inc., (OTCQB: PBIO), a sample preparation company advancing its proprietary pressure cycling technology from December 2012 until September 2013. From June 2011 until October 2012, Mr. Mir was chairman and CEO of Genetic Immunity, Inc., a plasmid, DNA company in the HIV space and was executive director of Advaxis, Inc., (OTCQB: ADXS), a vaccine biotechnology company from November 2008 until May 2011. Over the last seven years, he was responsible for raising more than $40 million in growth capital and broadening corporate reach to new investors and current shareholders.

Mr. Mir has worked for several investment banks including Sanford C. Bernstein, First Liberty Investment Group, and Nomura Securities International. He holds a BS/BA in Economics and English with special concentrations in Mathematics and Physics from New York University.

We believe Mr. Mir’s qualifications to serve on our Board of Directors include his proven track record in executive management in biotechnology and medical device companies, capital raising, financial instrument structuring and corporate reengineering.

Robert G. Moussa, 67, has been a director of our company since January 2012. Robert Moussa currently serves as Chairman of the Board of Directors, president, and CEO of Dilon Diagnostics, having spent more than 30 years in the healthcare field. In addition to his role at Dilon, he has held a number of senior positions at both Sherwood Medical Industries and Mallinckrodt Medical. Mr. Moussa has extensive experience launching new products in the diagnostic, nuclear medicine and medical device markets.

Before joining Dilon Technologies, Inc., Mr. Moussa served as president and CEO of Robert Moussa & Associates, a consulting firm serving the pharmaceutical, biotechnology and healthcare industries. Prior to founding this firm, he served in a variety of executive positions with Mallinckrodt, Inc., St. Louis, Missouri, a $2.4 billion healthcare and chemical company. Mr. Moussa's most recent assignment at Mallinckrodt was president - International, a position he held from 1995 through 1997. Previously he served as president and CEO of Mallinckrodt Medical, Inc., Mallinckrodt's largest business unit with over $1 billion dollars in revenues (1992-1996). Before joining Mallinckrodt Medical in 1992, Mr. Moussa served as Mallinckrodt, Inc.'s group vice president - International Medical Products, vice president and general manager - Medical Products Europe, general manager of Critical Care, director of business operations and general sales manager. Prior to joining Mallinckrodt, Mr. Moussa held a number of positions during the period 1969 through 1976 with Sherwood Medical, United Kingdom, most recently as director of marketing. Mr. Moussa received his Baccalaureate from the Collège du Sacré-Cœur, Beirut, Lebanon, in 1966 and his Bachelor of Science in Business Administration from Ealing University, London, England, in 1969. He has also completed executive seminars at the University of California at Berkley, the Aspen Institute, the Wharton Executive School and the Center for Creative Leadership.

We believe Mr. Moussa’s qualifications to serve on our Board of Directors include his expertise in biotechnology and medical devices and his years of experience as a senior executive in leading companies the pharmaceutical and health care industries.

Carl D. O’Connell, 50, has been a director of our Company since January 2013, having served as president and CEO since November 2012. Mr. O’Connell has 30 years of experience in the healthcare field and 20 years as a leader in the medical device arena. Prior to joining Competitive Technologies, Mr. O’Connell held executive positions for top global medical device and Fortune 500 companies. He recently served as president and CEO for the US Healthcare Division MedSurg for ITOCHU, a Japanese conglomerate, vice president of global marketing for Stryker Spine, and president of Carl Zeiss Surgical, the market leader in optical digital solutions for Neurosurgery, Spine, Ophthalmology, ENT and Dentistry.

6

We believe Mr. O’Connell’s qualifications to serve on our Board of Directors include his proven track record in commercializing medical technologies as well as building effective and profitable sales and distribution organizations.

Stanley K. Yarbro, Ph.D., 64, has been a director of our Company since March 2012. Mr. Yarbro has extensive experience in market development of high technology solutions to a worldwide customer base. He recently retired as executive vice president, worldwide field operations, for Varian Semiconductor Equipment Associates, a position he had held since 2004. Prior to Varian, Dr. Yarbro served in various executive capacities at KLA-Tencor Corporation, in the semi-conductor industry. He currently serves on the boards of FSI International and Carbon Design Innovations and has previously served on the boards of Electrogas, Inc. and Molecular Imaging where he worked closely with the organizations to develop and improve sales and marketing strategies. Dr. Yarbro holds a Ph.D. in Analytical Chemistry from Georgia Institute of Technology and a B.S.in Chemistry from Wake Forest University.

We believe Dr. Yarbo’s qualifications to serve on our Board of Directors include his expertise in market development of high technology products and his years of experience as a senior executive and director of various technological and pharmaceutical corporations.

Vote Required

The affirmative vote of a plurality of the shares our common stock represented in person or by proxy at the Annual Meeting is necessary for the election of the individuals named above. There is no cumulative voting in elections of directors. Unless otherwise specified, proxies will be voted in favor of the five nominees described above.

Recommendation

Our Board of Directors recommends that shareholders vote FOR the election of each of the individuals named above.

CORPORATE GOVERNANCE

CTI's Corporate Governance Principles, Corporate Code of Conduct, the Committee Charters for the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors, the unofficial restated Certificate of Incorporation and the By-Laws are all available on our website at www.competitivetech.net/investors/governance.html.

Board Meetings and Committees

The Board has three committees, with current membership as follows:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Stanley Yarbro, Chairman	Robert Moussa, Chairman	Rustin Howard, Chairman

Robert Moussa	Stanley Yarbro	Robert Moussa

Rustin Howard	Rustin Howard	Stanley Yarbro

7

During the fiscal year ended December 31, 2013, the board of directors met six times. The makeup of the Board has shifted during the course of fiscal 2013, with Mr. Mir joining the Board in September 2013, Mr. O’Connell joined the Board in February 2013 and Mr. Hornidge, a former Director of CTI, resigned from the Board in January 2013.

The Audit Committee held four meetings during the fiscal year ended December 31, 2013. The Compensation Committee held two meetings in conjunction with Board Meetings in 2013 to discuss the selection, appointment and compensation of the company's CEO. The Nominating and Corporate Governance committee each held one meeting during fiscal year ended December 31, 2013. In 2013, all directors attended at least 75% of all meetings of the Board of Directors, and the committees on which they served after becoming a member of the Board or Committee. We expect all directors to attend the next Annual Meeting barring unforeseen circumstances or irresolvable conflicts.

Audit Committee

The function of the Audit Committee is to assist the Board in fulfilling its responsibility to the shareholders relating to our corporate accounting matters, financial reporting practices, and the quality and integrity of our financial reports. The Audit Committee’s purpose is to assist the Board with overseeing:

•	the reliability and integrity of our financial statements, accounting policies, internal controls and disclosure practices;
•	our compliance with legal and regulatory requirements, including our disclosure controls and procedures;
•	our independent auditor’s qualifications, engagement, compensation, and independence;
•	the performance of our independent auditor; and
•	the production of an annual report of the Audit Committee for inclusion in our annual proxy statement.

The Audit Committee is to be comprised of not less than three independent directors. The Board has determined that each member of the Audit Committee is an independent director in accordance with applicable legal or regulatory requirements. It has also determined that each member is financially literate. Its members have identified Mr. Howard as an audit committee financial expert, as so defined by the US. Securities and Exchange Commission (the “SEC”).

Compensation Committee

The purpose of the Compensation Committee is to:

•	review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s compensation level based on this evaluation;
•	review and approve the compensation of our other officers based on recommendations from the CEO;
•	review, approve and make recommendations to the Board with respect to incentive compensation plans or programs, or other equity-based plans or programs, including but not limited to our Annual Incentive Plan, and our 401(k) Plan; and
•	produce an annual report of the Compensation Committee on executive compensation for inclusion in our annual proxy statement.

8

The Compensation Committee is to be comprised of not less than three of our independent directors. The Board has determined that each member of the Compensation Committee is an independent director in accordance with applicable legal or regulatory requirements.

Nominating and Corporate Governance Committee

The purpose of the Nominating Committee is to:

•	identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;

•	recommend to the Board, candidates for all directorships to be filled by the Board or our shareholders;

•	recommend to the Board, and in consultation with the chairman, which member(s) can and may be appointed to committees of the Board and the chairpersons thereof, including filling any vacancies;

•	develop and recommend to the Board a set of corporate governance principles applicable to us;

•	oversee, evaluate and monitor the Board and its individual members, and our corporate governance principles and procedures; and

•	fulfill such other duties and responsibilities as may be set forth in its charter or assigned by the Board from time to time.

The Nominating Committee is to be comprised of not less than three independent directors. The Board has determined that each member of the Nominating Committee is an independent director in accordance with applicable legal or regulatory requirements.

The Nominating Committee will consider nominees recommended by shareholders but have not designated any special procedures shareholders need to follow to submit those recommendations. The Nominating Committee has not designated any such procedures because as discussed below under the heading “Shareholder Communications to the Board,” shareholders are free to send written communications directly to the Board, committees of the Board, and/or individual directors, at our corporate address in care of our Secretary.

Shareholder Communications to the Board

Shareholders may send communications in writing to the Board, committees of the Board, and/or to individual directors, at our corporate address in care of our Secretary. Written communications addressed to the Board are reviewed by the Chairman of the Board for appropriate handling. Written communications addressed to an individual Board member are forwarded to that person directly.

BENEFICIAL OWNERSHIP OF SHARES

The following information indicates the beneficial ownership of our stock by each director nominee, and by each person known to us to be the beneficial owner of more than 5% of our outstanding stock. The indicated owners, which have sole voting and investment power, have furnished such information to us as of July 7, 2014, except as otherwise indicated in the footnotes.

9

Names of Beneficial Owners (and address, if ownership is more than 5%)	Amount Beneficially Owned	(1)	Percent (%)
Director nominees
Peter Brennan (3)	3,770,367	(2)(4)	15.6
Rustin Howard	126,255	(2)(6)	*
Conrad Mir	200,000	(2)(7)	*
Robert G. Moussa	37,500	(2)	*
Carl O’Connell	3,125	(2)(8)	*
Stan Yarbro	265,980	(2)(5)	1.1

Director nominees total:	4,403,227		18.2

Five percent beneficial owners
Joseph M Finley
Suite 2300, 150 South Fifth St., Minneapolis, MN 55402	1,268,326		5.2

* Less than 1%

(1) Designated person or group has sole voting and investment power.

(2) Persons listed below have the right to acquire the listed number of shares upon exercise of stock options:

Name	Right to Acquire
Peter Brennan	30,000
Rustin Howard	80,000
Conrad Mir	200,000
Robert G. Moussa	30,000
Carl O’Connell	2,500
Stan Yarbro	30,000
Directors nominees total	372,500

(3) Peter Brennan is the beneficial owner of Damel Diversified LP, Damel Partners LP, and Lisl Brennan Family Trust 2005.

(4) Peter Brennan beneficially owns 1,360,386 shares (including the 30,000 stock options referenced in footnote 2 above) and has the right to acquire an additional 2,379,981 shares upon conversion of $2,498,980 of convertible debt.

(5) Stan Yarbro beneficially owns 163,242 shares (including the 30,000 stock options referenced in footnote 2 above) and has the right to acquire an additional 95,238 shares upon conversion of $100,000 of convertible debt.

(6) Rustin Howard beneficially owned 26,255 shares and has the right to acquire 80,000 shares upon exercise of stock options referenced in footnote 2 above.

(7) Conrad Mir has the right to acquire 200,000 shares upon exercise of stock options referenced in footnote 2 above.

(8) Carl O’Connell has the right to acquire 2,500 shares upon exercise of stock options referenced in footnote 2 above.

(9) Joseph Finley is the beneficial owners of Birch Coulle Fund LLC, FMTC TTEE, FMTC Custodian-Roth IRA and FMT CO Cust IRA Rollover. He beneficially owns 1,082,612 shares and has the right to acquire an additional 185,714 shares upon the exercise of stock warrants.

On July 7, 2014, the stock transfer records maintained by us with respect to our Preferred Stock showed that the largest holder of Preferred Stock owned 500 shares; the largest owner of Class C Convertible Preferred Stock owned 375 shares. No directors own Preferred Stock.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than five percent of the Common Stock to file reports of ownership and changes in ownership with the SEC as per that appropriate SEC regulation(s) that require reporting persons to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports received or written representations from certain reporting persons, we believe all reporting persons complied with all applicable reporting requirements.

DIRECTOR COMPENSATION

Each of our non-employee directors is paid an annual cash retainer of $10,000, paid quarterly in arrears, for their services to the Company. In addition, directors are issued shares of common stock pursuant to our 1996 Directors Stock Participation Plan, as amended, and are granted stock options to purchase common stock pursuant to our 2000 Directors Stock Option Plan, both as described below. In addition, the Chairman of the Board, if a non-employee, is paid fees for the additional responsibilities and time commitments required of him. These fees are equal to an additional $5,000 cash retainer, in addition to the amount noted above and an additional $500 for each Board meeting attended.

10

Each non-employee director is also paid $1,000 for each Board meeting attended and $500 for each committee meeting attended. All directors are reimbursed for out-of-pocket expenses incurred to attend Board and committee meetings.

On the first business day of January, each non-employee director who had been elected by the stockholders and had served at least one full year as a director was issued a number of shares of common stock equal to the lesser of $15,000 divided by the per share fair market value of such stock on the issuance date, or 2,500 shares. If a non-employee director were to leave the Board after serving at least one full year, but prior to the January issuance date, we will issue shares of common stock to the director on a pro-rata basis up to the termination date.

Non-employee directors were granted 10,000 fully vested, non-qualified stock options to purchase our common stock on the date the individual was first elected as a director, whether by the stockholders or by the Board, and was granted 10,000 options on the first business day of January thereafter, provided the individual was still a director. The stock options granted were at an exercise price not less than 100% of the fair market value of the common stock at the grant date and had a term of five (5) years from date of grant; options granted under earlier, now expired plans had ten year terms. If an individual’s directorship terminated because of death or permanent disability, the stock options may be exercised within one year after termination. If the termination was for any other reason, the stock options may be exercised within 180 days after termination. However, the Board had the discretion to amend previously granted stock options to provide that such stock options may continue to be exercisable for specified additional periods following termination. In no event may a stock option be exercised after the expiration of its term. On January 29, 2013, the Board of Directors voted to waive the accelerated termination date on options held by Richard D. Hornidge, Jr. that would have occurred as a result of his resignation from the Board.

The following table summarizes the total compensation awarded to, earned by or paid by us for services rendered during fiscal year ended December 31, 2013, to the non-employee Board of Director members:

Name	Fees Earned or Paid in Cash(1)	Option Awards (2)	Other Equity Compensation (3)	Total
Peter Brennan(4)	$33,417	$2,633	$950	$37,000
Richard D. Hornidge, Jr.	$1,833	-	-	$1,833
Rustin Howard(5)	$27,000	$2,633	$950	$30,583
Robert G. Moussa	$18,000	$2,633	$950	$21,583
Carl O’Connell	$2,500	$658	238	$3,396
Stan Yarbro, Ph.D.	$18,000	$2,633	$950	$21,583

1) No cash payments were made to Directors for fees during 2013.

2) Each director serving on January 2, 2014 received a stock option for 10,000 shares of common stock, for services rendered during 2013, except for Mr. O’Connell, who received 2,500 shares as he was an employee of the Company for nine (9) months of 2013, in January 2014 at $0.32 per share under the 2011 Directors Stock Option Plan approved by the Board of Directors in May 2011. We estimated the fair value of stock awards at $0.263 per share using the Black-Scholes option valuation model with expected life of 5 years, risk free interest rate of 1.721%, volatility of 118.538% and dividend yield of 0.

3) Each director serving on March 31, 2014 received 2,500 shares of common stock, for services rendered during 2013, except for Mr. O’Connell, who received 625 shares as he was an employee of the Company for nine (9) months of 2013. The fair market value of the stock was $0.38 per share.

4) Mr. Brennan served as Chairman since May of 2012.

5) Mr. Howard served as Chairman from December 2011 to May 2012.

11

Outstanding Equity Awards at January 2, 2014 to Non-Employee Directors

Name	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date
Peter Brennan	10,000	(2)	$0.320	1/2/19
	10,000	(2)	$0.501	1/1/18
	10,000	(2)	$1.260	1/2/17
Rustin Howard	10,000	(2)	$0.320	1/2/19
	10,000	(2)	$0.501	1/1/18
	10,000	(2)	$1.260	1/2/17
	10,000	(2)	$1.830	5/1/16
	10,000	(1)	$2.290	10/5/17
	10,000	(1)	$1.510	1/2/18
	10,000	(1)	$1.005	1/2/19
	10,000	(1)	$1.870	1/4/20
Robert G. Moussa	10,000	(2)	$0.320	1/2/19
	10,000	(2)	$0.501	1/1/18
	10,000	(2)	$1.240	1/18/17
Carl O’Connell	2,500	(2)	$0.320	1/2/19
Stan Yarbro	10,000	(2)	$0.320	1/2/19
	10,000	(2)	$0.501	1/1/18
	10,000	(2)	$1.130	2/28/17

(1) These stock options were granted pursuant to our 2000 Directors Stock Option Plan. The shares were vested immediately on issuance.

(2) These stock options were granted pursuant to our 2011 Employees’ Directors’ and Consultants’ Stock Option Plan. The shares were vested immediately on issuance.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS, DIRECTOR INDEPENDENCE

Our Board of Directors determined that when a director’s services are outside the normal duties of a director, we compensate the director at the rate of $1,000 per day, plus expenses, which is the same amount we pay a director for attending a one-day Board meeting. We classify these amounts as consulting expenses, included in personnel and other direct expenses relating to revenues.

Four of CTI’s Board Directors - Howard, Moussa, O’Connell and Yarbro - are considered to be independent directors.

12

REPORT OF THE COMPENSATION COMMITTEE

This report of the Compensation Committee (the “Committee”) shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (collectively the “Acts”), except to the extent that CTI specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

CTI's compensation program consists of base salary, bonus, stock options, other incentive awards and other benefits, which the Committee generally reviews annually. The Committee's overall philosophy is to align compensation with our business strategy and to support achievement of our long-term goals. In order to attract and retain competent executives, we believe it is essential to maintain an executive compensation program that provides overall compensation competitive with that paid to executives with comparable qualifications and experience.

In May 2011, the Committee presented the 2011 Employees’, Directors’ and Consultants’ Stock Option Plan (“The 2011 Plan”) to the Board of Directors, which voted to approve it. The 2011 Plan was filed with the U.S. Securities and Exchange Commission as Exhibit 10.1 of the Registration Statement on Form S-8 filed on May 26, 2011.

In September 2013, the Committee prepared the compensation plan offered to the new president and CEO, who joined the company in late September2013. The plan is detailed in the Employment Agreement filed with the U.S. Securities and Exchange Commission as Exhibit 10.43 of the Form 10-K filed on April 16, 2014. The Committee will monitor and review that plan as it is implemented and make changes as needed.

The Board of Directors is in the process of reviewing all compensation plans to assure effectiveness and fiduciary responsibility.

Compensation Committee Report:

We have reviewed and discussed with management certain Executive Compensation and Compensation Discussion and Analysis provisions to be included in the Company’s Annual Report on Form 10-K, filed pursuant to the Exchange Act, as amended (the “Annual Report”). Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the Executive Compensation and Compensation Discussion and Analysis provisions referred to above be included in the Company's Annual Report.

Submitted by the Compensation Committee of the Board of Directors

Robert G. Moussa (Chairman)

Stan Yarbro

Rustin Howard

REPORT OF THE AUDIT COMMITTEE

The Audit Committee will review and discuss with management our audited financial statements as of and for the year ended December 31, 2013 as well as our Annual Report on Form 10-K, prior to those reports being filed. The Audit Committee has reviewed and discussed with management our Quarterly Reports on Form 10-Q for the year ended December 31, 2013, before those reports were filed.

The Audit Committee discussed with our independent registered accountants, Mayer Hoffman McCann, CPA’s, the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee received the written disclosures from Mayer Hoffman McCann CPAs required by the applicable requirements of the PCAOB concerning independence. The Audit Committee discussed with Mayer Hoffman McCann CPAs their independence from management and from CTI.

13

The Audit Committee discussed with Mayer Hoffman McCann CPAs the overall scope, plans and budget for its audit. In addition, the Audit Committee meets with Mayer Hoffman McCann CPAs regularly, with or without management present, to discuss the results of Mayer Hoffman McCann CPAs’ examination, evaluation of CTI's internal controls, and the overall quality of CTI’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the years ended December 31, 2013 and 2012, be included in our Annual Report on Form 10-K for the year ended December 31, 2013.

Audit Committee:

Rustin Howard

Robert Moussa

Stan Yarbro (Chairman)

EXECUTIVE OFFICERS

On September 12, 2013, Mr. Carl O’Connell, the CEO of the Company notified the Company’s Board of Directors of his resignation from his position as CEO, effective September 26, 2013. Mr. O’Connell has remained a member of the Board of Directors. On September 30, 2013, the Board of Directors removed Johnnie D. Johnson as consultant and Company CFO. On September 27, 2013, the Board of Directors of the Company appointed Conrad Mir as the Company’s new president and CEO, and elected him as a member of the Board of Directors. On September 30, 2013, in connection with Mr. Johnson’s removal, Mr. Mir was appointed as the Company’s interim-CFO. On May 22, 2014, the Company appointed Mr. Ian Rhodes as executive VP and CFO of the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We have a standing compensation committee on our Board. Our president, or in the absence of a president, our CEO, makes recommendations to the committee as to employee benefit programs and officer and employee compensation.

Annual Base Salary. The base salary for our new president and CEO was set in the employment agreement dated October 1, 2013, and which was filed with the U.S. Securities and Exchange Commission as Exhibit 10.43 of the Form 10-K filed on April 16, 2014.

Incentive Stock Options. Our new president and CEO received 1,000,000 incentive stock options effective October 1, 2013, as set out in the employment agreement dated October 1, 2013, and which was filed with the U.S. Securities and Exchange Commission as Exhibit 10.43 of the Form 10-K filed on April 16, 2014. The stock options vest over a four-year period.

Annual Cash Bonus. In addition to the competitive annual base salary, we intend to reward executive officers each year for the achievement of specific goals, which may be financial, operational or technological. We consider objectively measurable goals, such as obtaining new investment capital, negotiating valuable contracts and achieving research and regulatory milestones, and more subjective goals, such as quality of management performance and consistency of effort. CTI's objectives include operating, strategic and financial goals the board considers critical to CTI’s overall goal of building shareholder value. Our recommendations for cash bonuses also take into account CTI’s liquidity and capital resources in any given year.

14

Because CTI did not meet its financial goals for the fiscal year and because of other concerns, the Compensation Committee of the Board of Directors determined not to award cash bonuses to any executive officers or to any employees for the fiscal year ended December 31, 2013.

The following table summarizes the total compensation awarded to, earned by or paid by us for services rendered by the 3 highest paid ($100,000 or more) employees that served during the years ended December 31, 2013 and December 31, 2012.

Name and Principal Position Former Executive Officer:	Year ended	Salary	Bonus	Option Awards (4)	All Other Compensation	Total
Carl D. O’Connell (1) Board of Directors, President and Chief Executive Officer	December 31, 2013	$225,000		$344,000		$569,000
	December 31, 2012	$40,385				$40,385
Conrad F. Mir (2) Directors, President and Chief Executive Officer, Interim Chief Financial Officer	December 31, 2013	$70,212		$63,201		$133,413
Next Highest Paid Employees
Laurie Murphy (3) Accounting Manager	December 31, 2013	$100,400	-	-		$100,400
	December 31, 2012	$104,172	-	-		$104,172

(1) Mr. O’Connell joined the Company in November 2012 and resigned as President and Chief Executive Officer, Interim Chief Financial Officer in September 2013, but continued to serve on the Board.

(2) Mr. Mir joined the Company in September 2013.

(3) Ms. Murphy left the Company in January 2014.

(4) The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718. The assumptions made in the valuation of these options can be found in Note 14 to our financial statements included in our 2013 Form 10-K.

Grants of Plan-Based Awards

During the quarter ended March 31, 2013, the Company granted 1,000,000 options to Carl O’Connell. As approved by the Board of Directors, these options granted were expected to vest over a four (4) year period, with 200,000 options vesting upon issuance. Upon his resignation on September 26, 2013, the 800,000 unvested options were forfeited. Additionally, the 200,000 vested options all expired 90 days from his resignation, per the Option Agreement.

During the quarter ended December 31, 2013, the Company granted 1,000,000 options to Conrad Mir. As approved by the Board of Directors, these options vest over a four (4) year period, with 200,000 options vested upon issuance.

No options were granted to employees during the year ended December 31, 2012.

15

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Price	Option Expiration Date
Conrad Mir	200,000	800,000	0.08	10/1/18
Laurie Murphy	10,000	-	2.25	9/28/17
	5,000	-	2.33	8/18/16
	2,500	-	5.34	10/17/15
	3,000	-	3.72	8/12/14

(1) Option awards under our 1997 Employees Stock Option Plan, except for Mr. Mir’s options which were awarded under the 2011 Employees’, Directors’ and Consultants’ Stock Option Plan.

PROPOSAL 2: TO RATIFY THE APPOINTMENT OF MAYER HOFFMAN MCCANN, CPAS AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014

REGISTRANT’S CERTIFYING ACCOUNTANT

Mayer Hoffman McCann CPAs (the New York Practice of Mayer Hoffman McCann P.C.) (“MHM”) have been the independent registered public accountants for the company.

Fees Billed by Principal Accountants – The following table presents fees for professional services billed byMHM for the years ended December 31, 2013 and December 31, 2012:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Audit Fees	$114,339	$126,500
Tax Fees	-	-
Audit Related Fees(1)	9,521	2,575
All other fees	-	-
Total	$123,860	$129,075

(1) Fees for S-1 and S-8 review.

MHM leases substantially all its personnel, who work under the control of MHM shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure.

Audit Committee Pre-Approval of Services of Principal Accountants

The Audit Committee has the sole authority and responsibility to select, evaluate, determine the compensation of, and, where appropriate, replace the independent auditor. After determining that providing the non-audit services is compatible with maintaining the auditor’s independence, the Audit Committee pre-approves all audits and permitted non-audit services to be performed by the independent auditor, except for de minimis amounts. If it is not practical for the Audit Committee to meet to approve fees for permitted non-audit services, the Audit Committee has authorized its chairman, currently Mr. Yarbro, to approve them and to review such pre-approvals with the Audit Committee at its next meeting.

Ratification of Selection of Independent Public Accountants

The persons named in the enclosed proxy will vote to ratify the selection of Mayer Hoffman McCann CPAs as independent public accountants for the year ending December 31, 2014, unless otherwise directed by the shareholders. Shareholder ratification of Mayer Hoffman McCann CPAs as the Company's independent public accountants is not required by the Company's bylaw or otherwise. However, the Company is submitting selection of Mayer Hoffman McCann CPAs to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection of Mayer Hoffman McCann CPAs as the Company's independent public accountants, the Audit Committee will reconsider the selection of such independent public accountants. If the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent public accountants at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

16

Vote Required

The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting is necessary for the ratification of Mayer Hoffman McCann CPAs as independent public accountants for the fiscal year ended December 31, 2014.

Recommendation

Our Board of Directors recommends that shareholders vote FOR the ratification of Mayer Hoffman McCann CPAs as independent public accountants for the fiscal year ended December 31, 2014.

Proposal 3: To amend the Certificate of Incorporation to change the name of the Company FROM Competitive Technologies, Inc. to [new name].

In July 2014, the Board of Directors unanimously adopted a resolution authorizing, and unanimously recommended that the stockholders of the Company approve, an amendment to the Company's Articles to change the name of the Company to “[new name].”

If this proposal is approved by the stockholders, Article FIRST of the Company's Articles will be amended to read in its entirety as follows:

"FIRST: The name of the corporation (“Corporation”) is “[new name].”

Reasons for Name Change

The Board of Directors believes that it is in the best interests of the Company and its stockholders to change its corporate name to more accurately reflect the Company's current and expected future business, which is developing, marketing and selling medical devices and technologies in the pain space with its flagship product being the FDA-cleared Calmare® Pain Therapy device.

Historically, Competitive Technologies was in the business of acquiring technologies that would then be sold for a profit or licensed for a revenue stream. In the effectuation of this model, the Company was sector agnostic. However, the Company’s current name does not accurately reflect its current or expected future business. The Board of Directors believes that its current name causes the Company to be inaccurately perceived as to the type of business in which it is engaged and does not allow the Company to properly leverage and build the Calmare brand name. After careful consideration, the Board of Directors believes that [new name] better reflects the business, strategy and focus of the Company and will provide a more accurate perception of the same to investors, healthcare providers and patients.

Effect of Name Change

If approved by the stockholders at the Annual Meeting, the change of the Company's name will become effective upon the filing of a Certificate of Amendment to the Articles with the Secretary of State of the State of Delaware. The change of the Company's name will not affect in any way the validity or transferability of the Company's outstanding securities, or the certificates therefor, or the Company's capitalization or corporate structure.

17

STOCKHOLDERS WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE THEIR CERTIFICATES REPRESENTING COMMON STOCK OR COMMON STOCK PURCHASE WARRANTS FOR NEW CERTIFICATES BEARING THE NEW CORPORATE NAME.

Although the Board of Directors intends to file the Certificate of Amendment as soon as practicable following the date of the Annual Meeting, if, in the judgment of the Board of Directors, any circumstances exist that would make consummation of the name change inadvisable, then, in accordance with Delaware law and notwithstanding approval of the proposed amendment by the stockholders, the Board of Directors may abandon the name change either before or after approval and authorization of the proposed amendment by the stockholders, at any time prior to the effectiveness of the filing of the Certificate of Amendment.

Vote Required to Approve the Proposal of Name Change Amendment

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to adopt and approve the amendment to the Company's Articles to change the name of the Company to [new name here].

Recommendation

Our Board of Directors unanimously recommends that you vote “FOR” Item 3, The Proposal of Name Change Amendment.

Proposal 4: To amend the Certificate of Incorporation to effect UP TO a one-for-ten reverse stock split of the Company’s Common Stock WITHIN THE NEXT TWELVE MONTHS

Shareholders are being asked to consider, and if deemed appropriate, to approve, the reverse stock split (the “Reverse Split”) of the Company’s issued and outstanding Common Stock of one (1) post-Reverse Split share for up to ten (10) pre-Reverse Split shares (the “Reverse Split Ratio”).

The reasons for the Reverse Split, and certain risks associated with the Reverse Split and related information, are described below.

The Board of Directors, in its sole discretion, will have discretion to implement the Reverse Split, and, if implemented, to determine the Reverse Split Ratio, being one (1) post-Reverse Split share for up to ten (10) pre-Reverse Shares, of the Reverse Split. The Board of Directors believes that shareholder approval of a range of ratios (as opposed to approval of a specified ratio) provides the Board of Directors with maximum flexibility; and, therefore, is in the best interests of the Company and shareholders. No scrip or fractional shares will be issued if, as a result of the Reverse Split, a stockholder would otherwise become entitled to receive a fractional share of Common Shares. In lieu of issuing fractional shares, the Company will round up to one whole share of Common Shares in the event a stockholder would be entitled to receive a fractional share of Common Shares.

Reasons for the Reverse Split

The Board of Directors believes that it is in the best interests of the Company to pursue a listing on a national securities exchange, such as the NYSE MKT (formerly NYSE AMEX and the American Stock Exchange). The primary purpose of the Reverse Split is to meet the minimum listing requirements of NYSE MKT, which, among other things, require the regular bid price at the time of listing to be $3.00 per share. The Reverse Split should allow our Common Shares to reach the NYSE MKT’s minimum bid threshold. The benefits to listing on NYSE MKT include, among other things:

18

•	Increased access to a larger national financial market;

•	Increased access to institutional and other large scale investors;

•	The ability to market and publicize performance and other relevant information to a much larger audience; and

•	The ability to provide our shareholders with access to a national stock exchange wherein their shares will be available to a much broader market.

If the resolution is approved, the Reverse Split would be implemented, if at all, only upon a determination by the Board of Directors that it is in the best interests of the Company at that time. In connection with any determination to implement the Reverse Split, the Board of Directors will set the timing for the Reverse Split to become effective, which the Board of Directors currently anticipates will be as soon as practicable following the Meeting. No further action on the part of the shareholders would be required in order for the Board of Directors to implement the Reverse Split. If the Board of Directors does not implement the Reverse Split prior to the next annual meeting of the shareholders, the authority granted by the ordinary resolution to implement the Reverse Split on these terms would lapse and be of no further force or effect. The resolution also authorizes the Board of Directors to elect not to proceed with, and abandon, the Reverse Split at any time if it determines, in its sole discretion, to do so.

However, there can be no assurance that the Reverse Split will achieve the intended results outlined above, that the price per share of the common stock after the Reverse Split will increase at all or proportionately with the decrease in the number of shares, that the common stock will achieve the desired additional marketability, or that any price increase can be sustained for a prolonged period of time. Also, it is possible that the liquidity of the common stock after the Reverse Split may be adversely affected by the reduced number of shares outstanding if the proposed Reverse Split is implemented.

Holders of Certificated Shares of Common Stock

No delivery of a certificate evidencing a post-Reverse Split share will be made to a shareholder until the shareholder has surrendered the issued certificates representing its pre-Reverse Split shares. Until surrendered, each certificate formerly representing pre-Reverse Split shares shall be deemed for all purposes to represent the number of post-Reverse Split shares to which the holder is entitled as a result of the Reverse Split. No shareholder will be required to pay a transfer or other fee to exchange his, her or its pre-Reverse Split share certificate.

The information required to be disclosed by Item 13(a) of Schedule 14A is incorporated by reference to our Annual Report on Form 10-K/A for the Fiscal Year ended December 31, 2013 filed with the SEC on April 30, 2014.

Vote Required to Approve the Proposal of Reverse Stock Split

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to adopt and approve the amendment to the Company's Articles to effect up to a one for ten reverse stock split.

Recommendation

Our Board of Directors unanimously recommends that you vote “FOR” Item 4, The Proposal of the Reverse Stock Split Amendment.

PROPOSALS OF SHAREHOLDERS

Shareholders who wish to present proposals under SEC Rule 14a-8 to be included in our Proxy Statement and form of proxy in connection with the July 2015 Annual Meeting of Shareholders, must submit those proposals so that we receive them no later than 120 days before the proxy availability date of our Proxy Statement in connection with that meeting. If we meet this year's proxy availability date of July 15, 2015, we must receive such proposals for next year's Annual Meeting no later than January 30, 2015.

Shareholders who wish to present matters outside the processes of SEC Rule 14a-8 to be included in our Proxy Statement and form of proxy in connection with the July 2015 Annual Meeting of Shareholders, must submit notice of those matters so that we receive them no later than 45 days before the proxy availability date of our Proxy Statement in connection that meeting. If we meet this year's expected availability date of July 15, 2015, we must receive notice of such matters for next year's Annual Meeting no later than May 30, 2015. Notice received after May 30, 2015 will be untimely and subject to the discretionary authority described in the last sentence of this Proxy Statement.

19

OTHER MATTERS

We will pay the cost of soliciting proxies, including preparation, assembly, printing and mailing of the Notice of Internet Availability of Proxy Materials, and any additional information furnished to shareholders. Arrangements will be made to furnish solicitation materials to brokerage houses, custodians, nominees and other fiduciaries, holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We will reimburse these third-parties for reasonable out-of-pocket expenses. Solicitation of proxies by mail may be supplemented by telephone, telegram, electronic transmission or personal solicitation by our directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services. We have retained Broadridge, located at 51 Mercedes Way, Edgewood, NY 11717, for an estimated fee of $7,000, plus out of pocket expenses, to assist in distributing proxy materials and soliciting proxies.

Copies of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, any amendments to those reports and any other reports filed with or furnished to the SEC also are available on or through our website at www.competitivetech.net as soon as reasonably practicable after they are filed with or furnished to the SEC.

Upon written request, we will provide without charge (except for exhibits) to any shareholder of record or beneficial owner of our securities, a copy of our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2013, including the financial statements and schedules thereto. Exhibits to said report will be provided upon payment of fees limited to our reasonable expenses in furnishing such exhibits. Written requests should be addressed to: Secretary, Competitive Technologies, Inc., 1375 Kings Highway East, Suite 400, Fairfield, Connecticut, 06824.

Some brokers and other nominee record holders may be participating in the practice of “householding” corporate communications to shareholders, such as proxy statements and annual reports. This means that only one copy of this Proxy Statement, including the Notice of Internet Availability of Proxy Materials, may have been sent to multiple shareholders in your household. We promptly will deliver a separate copy of this Proxy Statement to you if you call or write us at the following address or phone number: Secretary, Competitive Technologies, Inc., 1375 Kings Highway East, Suite 400, Fairfield, Connecticut, 06824, telephone: (203) 368-6044. If in the future you want to receive separate copies of our corporate communications to shareholders, such as the Notice of Internet Availability of Proxy Materials, proxy statements and annual reports, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker or other nominee record holders, or you may contact us at the above address and phone number.

The Board of Directors is not aware of any matter that is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of CTI.

By Order of the Board of Directors,

Conrad Mir
President and Chief Executive Officer

Dated: July 28, 2014

20